Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Quarterly Report of Bionova Holding Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2003 (the “Report”), I, Jose Manuel Garcia, Chief Executive Officer of the Company, hereby certify that to my knowledge:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 11, 2003

/s/ JOSE MANUEL GARCIA
Jose Manuel Garcia
Chief Executive Officer